TRIANGLE PETROLEUM CORPORATION

Investor Presentation
June 2010

Forward-Looking Statements

This presentation includes a number of forward-looking statements that reflect the current views of our management with respect to future events and financial performance. You can identify these statements by forward-looking words such as "may," "will," "expect," "anticipate," "believe," "estimate" and "continue," or similar words. Those statements include statements regarding our and members of our management team's intent, belief or current expectations as well as the assumptions on which such statements are based. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risk and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements.

Readers are urged to carefully review and consider the various disclosures made by us in these materials and in our other reports we filed with the U.S. Securities and Exchange Commission. These presentation materials should be read in conjunction with the sections entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Consolidated Financial Statements" and notes related thereto in our Annual Report on Form 10-K for the year ended January 31, 2009 and our Quarterly Report on Form 10-Q for the quarterly period ended October 31, 2009. Important factors currently known to our management could cause actual results to differ materially from those in forward-looking statements. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes in the future operating results over time. We believe that these assumptions are based upon reasonable data derived from and known about our business and operations. No assurances are made that actual results of operations or the results of our future activities will not differ materially from these assumptions. Factors that could cause differences include, but are not limited to, our ability to find oil and gas reserves that are economically recoverable, the volatility of oil and gas prices, the uncertain economic conditions in the United States and globally, our ability to develop reserves and sustain production, our estimate of the sufficiency of our existing capital sources, our ability to raise additional capital to fund cash requirements for future operations, in prospect development and property acquisitions or dispositions and in projecting future rates of production or future reserves, the timing of development expenditures and drilling of wells, and the operating hazards attendant to the oil and gas business.

Prior to 2010, the SEC generally permitted oil and gas companies, in their filings, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. Beginning with year-end reserves for 2009, the SEC permits the optional disclosure of probable and possible reserves. We use the terms "estimated ultimately recoverable," or EUR, "resource potential," "recoverable reserves" or other descriptions of volumes of hydrocarbons to describe volumes of resources potentially recoverable through additional drilling or recovery techniques that the SEC's guidelines prohibit us from including in filings with the SEC. Estimates of resource potential, recoverable reserves or estimated ultimately recoverable amounts do not reflect volumes that are demonstrated as being commercially or technically recoverable. Even if commercially or technically recoverable, a significant recovery factor would be applied to these volumes to determine estimates of volumes of proved reserves. Accordingly, these estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by us. The methodology for resource potential, recoverable reserves or estimated ultimately recoverable amounts may also be different than the methodology and guidelines used by the Society of Petroleum Engineers and is different from the SEC's guidelines for estimating probable and possible reserves.

Furthermore, the forward looking statements contained in this presentation are made as of the date hereof, and we undertake no obligation, except as required by applicable securities legislation, to update publicly or to revise any of the included forward looking statements, whether as a result of new information, future events or otherwise. The forward looking statements contained herein are expressly qualified by this cautionary statement.

TRIANGLE PETROLEUM CORPORATION

Management Team

		Years Experience
Dr. Peter Hill *Chief Executive Officer*	Significant experience in the international oil & gas industry with over 37 years in various Executive and non-Executive roles including: Non-Executive Chairman of the Board of Torreador Resources (2009 - present), non-Executive Director / Chairman of Austral Pacific Energy (2006-2008), President and CEO of Harvest Natural Resources (2000 - 2005), Technical Director / Chief Operating Officer at Hardy Oil & Gas (1998 - 2000), and 22 years with British Petroleum, plc holding various senior positions including Chief Geologist, Chief of Staff for BP Exploration, and President of BP Venezuela. Dr. Hill also served as an independent advisor to Palo Alto Investors (2008 - 2009). Dr. Hill holds a PhD in Sedimentology from Southampton University & Trinity College, Dublin as well as a B.S. in Geology from Southampton University	37
Jonathan Samuels *Chief Financial Officer*	Significant oil and gas investment experience serving in several roles at Palo Alto Investors with an emphasis on oil and gas exploration and production companies as well as oilfield services companies (2004 – 2009). Prior to that, Mr. Samuels has held positions at several other investment organizations, including roles at Alpine Investors, Orient Global, Ixora Capital and Banc of America Securities. Mr. Samuels holds a bachelor's degree from the University of California, San Diego and an MBA from the Wharton School at the University of Pennsylvania. He is a CFA Charterholder	10
P. Jeffrey McKenna *V.P. Corporate Development*	Senior landman with over 28 years of oil and gas experience in both public and private companies including as a founder of two private oil and gas exploration and production companies (Revolve Energy Inc. and Revolution Energy Ltd.), as Vice President Land at Volterra Energy Inc. and OGY Petroleum Ltd., Land Manager at Startech Energy Inc. and various roles at Husky Oil Ltd. and Conoco Canada Limited. Mr. McKenna holds a Bachelor of Commerce from Saint Mary's University	28

Triangle Petroleum Overview

Market Data as of June 3, 2010

Exchange / Ticker:	**OTCBB / TPLM**
	TSX-V / TPE
Price:	**$0.62 / share**
Basic Shares Outstanding(1):	**97 million**
Market Capitalization:	**$60 million**
Debt Outstanding:	**$0 million**
52 Week Price Range:	**$0.07 - $0.92**
Ave. Daily Volume (3 mos):	**0.2 million**

Recent Developments:

June 2010 – Announced the acquisition of 2,600 net acres in the Grizzly Project southeast of the Elm Coulee field

March 2010 – Completed $9.2 million private placement to fund the acquisition and development of additional Bakken Shale acreage

February 2010 – Entered into a strategic joint venture with Slawson Exploration for the acquisition and development of acreage prospective for the Bakken Shale and Three Forks formations

December 2009 – Announced a shift in the strategic direction of the Company, with plans to pursue opportunities in North American unconventional oil plays

Operations Summary:

Williston Basin – Bakken Shale
Current lease position: 8,000 net acres in McKenzie and Williams Counties, N.D.

Targeting the Bakken Shale and Three Forks formation

Nova Scotia – Windsor Basin
Lease position: 412,964 net acres

Pursuing farm-out opportunities on an identified structure with reserve potential in excess of 115 bcfe



Rough Rider
Nesson Anticline
Elm Coulee

Investment Considerations

Focused growth strategy in the Bakken Shale

- Targeting 30,000 net acres in known productive areas of the play by year-end 2011
  - Expect to control 10,000 – 20,000 net acres primarily in Williams and McKenzie Counties by year end 2010
  - Other acreage/production opportunities being pursued to rapidly expand business model

Strategic joint venture partners provide execution and near term development capabilities

- Slawson Exploration is the largest private operator in the Williston Basin, now has 6,000 acres in JV
- Recently announced definitive purchase agreement to acquire 2,600 net acres with Kodiak Oil & Gas as operator

Industry activity has significantly de-risked planned drilling locations

- Initial wells are planned to be drilled nearby significant producing wells. Compelling economics
- Aim is to accelerate efficient conversion of acres to production/reserves

Management team in place to achieve strategic goals, turnaround complete

Additional upside with over 400,000 net acre position in Nova Scotia

- Currently marketing a farm-in opportunity to 115 – 427 bcf structure, adjacent to McCully Field

Williston Basin Bakken Shale Overview

Bakken Shale Overview

The Bakken Shale formation is the largest oil accumulation assessed by the USGS (U.S. Geological Survey) in the Lower 48[1]

- In April 2008, the USGS estimated the amount of technically recoverable reserves in the Bakken Shale formation (Montana and North Dakota) to total between 3.0 to 4.3 billion barrels of oil

Significant running room to acquire leasehold

- The Bakken Shale formation (as of the 2008 assessment) is believed to cover approximately 7 million acres located primarily in North Dakota and Eastern Montana
- Field is expanding west of the Nesson Anticline
  - Industry activity has reduced drilling risk in the Rough Rider area
- Many of the major operators are shifting focus from acreage accumulation to development programs

Three Forks formation offers additional upside

- Formation is believed to be present across the Rough Rider area

USGS Bakken Shale Formation Assessment (April 2008)



Middle Sandstone Member AU
Northwest Expulsion Threshold AU
Middle Sandstone Member AU
Central Basin-Poplar Dome AU
Minot
Elm Coulee-Billings Nose AU
Nesson-Little Knife Structural AU
MONTANA
Eastern Expulsion Threshold AU
NORTH DAKOTA
50Miles
0

Map showing boundary of Bakken-Lodgepole Total Petroleum System (TPS) (in blue), five continuous assessment units (AU) (in green), and one conventional AU (in orange) defined for the assessment of undiscovered oil resources in the Upper Devonian–Lower Mississippian Bakken Formation in the U.S. portion of the TPS. The outermost green line defines the area of oil generation for the upper shale member of the formation. Map by USGS.

(1) Bakken Shale data collected from the published report by the United States Geological Survey (April 10, 2008)

Williston Basin Geology – Reservoir Distribution



SASKATCHEWAN
MANITOBA
Clastic Sediment Source (Fluvial)
Marginal Marine Prograding Tidal Flat, Shore & Nearshore Complex (ss, ls/dol, sh)
Basinal Facies (sh, ls)
Carbonate Bar Complex
Elm Coulee
?
?
?
LIMIT MIDDLE MEMBER
NORTH DAKOTA
MONTANA
WILLISTON BASIN
SOUTH DAKOTA
WYOMING

Bakken Shale – Cross Section



Middle Bakken Induced Fractures
Sanish Bay
42-12H
IP: 2,638 BOE/D
Whiting
Braaflat 11-11H
IP: 2,997 BOE/D
EOG
Van Hook 1-13H
IP: 1,661 BOE/D
Hess Corp.
St. Andes
151-89-2413H-1
TA
10,000 ft
0'
SCALLION
Induced Fractures
UPR BAKKEN SHALE
A zone
B
C
D
MIDDLE BAKKEN
50
100
LWR BAKKEN
SHALE
150
THREE FORKS
200

Source: Whiting Petroleum June 2010 Investor Presentation

Slawson Participation Agreement

Agreement Overview

- **Recently entered into a 2 year strategic participation agreement with Slawson Exploration to acquire and develop acreage in the Rough Rider area of the Bakken Shale**
- **Terms**
  - $25 million gross ($7.5 million net) capital expenditure requirement per year
    - Either party can opt-out of additional expenditures after meeting pro rata annual requirement
  - Slawson agrees to operate all wells on acquired acreage
  - Drilling promote - We agree to pay 33% of well cost to earn a 30% working interest in all wells drilled in the covered area
- **2010 Planned Activity**
  - We have acquired 6,000 net acres to date with plans to add a minimum of 4,000 additional net acres by year end
  - First Slawson operated well expected to be drilled in 2H:10

Slawson Rough Rider AMI



Rough Rider
Nesson Anticline
Elm Coulee

Other Bakken Activity

Additional acreage and drilling agreements

- **Recently entered into a definitive sale and purchase agreement for 2,600 net acres from Kodiak Oil & Gas**
  - $3.2 million acquisition includes 15 boe/d of net production and a 30% share of associated surface facilities and assets
  - Payment will be made in the form of future carried interests (capped on a per well basis)
  - Kodiak will operate all wells with 2010 drilling program currently being negotiated
- **Acquired a 15% w.i. in the XTO operated Roedeske-Federal #12-22H well with an anticipated July 2010 spud date**
  - 1280 acre unit
  - 22 stage frac

Actively reviewing additional acreage acquisition opportunities with the identified areas of Williams and McKenzie counties. But also reviewing large scale positions outside of the traditional areas, where we can reduce risk through technical review

TRIANGLE PETROLEUM CORPORATION

Bakken Shale Industry Peer Comparables[1]

Regional drilling results confirm statistical nature of Bakken Shale

- Significant resource continues to expand westward
- Three Forks / Sanish results continue to show no communication with the Bakken Shale formation

Enhanced completion techniques unlocking more value

- Current wells being drilled on 1,280 acre spacing (9,000' lateral; 25-35 frac stages)
  - Fully developed spacing unit expected to hold 2-4 Bakken and 2-3 Three Forks wells
  - "Eco-Pad" and "Super Pad" development expected to improve efficiencies and enhance development

Significant offset operator activity continues to reflect improving well results

- Other operator's active in the Rough Rider area include: BEXP, CLR, EOG, NFX, AEZ, OAS, Zavanna, and Zenergy
- Published IP results have averaged 2,139 boe/d since moving to long lateral / multi stage completion techniques

Industry Peer Comparables

	AEZ	BEXP	CLR	EOG	KOG	NOG	OAS	STR	WLL
Gross EUR (mboe)	600	600	518	500	500	600	600	550	850
Well Cost (000's)	n/a	$ 7,200	$ 5,400	$ 4,800	$ 6,000	$ 4,500	$ 6,400	$ 6,000	$ 5,500
F&D Cost (boe)	n/a	$ 12.00	$ 10.42	$ 9.60	$ 12.00	$ 7.50	$ 10.67	$ 10.91	$ 6.47
IP Results (24-hour IP) bbl's	1,400	2,679	1,123	n/a	1,419	1,516	n/a	1,750	2,551
Lateral Lengths	9,000	9,500	9,500	4,500	9,000	9,000	10,000	9,000	9,000
Frac Stages	25+	24+	18+	15	16	25	28	n/a	20
Bakken Acreage (Net)	68,000	305,400	773,000	500,000	38,600	90,000	292,000	80,000	87,000

Midpoint used for all data provided within a range of values

(1) Data related to our industry peer comparables operating in the Bakken Shale has been gathered from publicly available information, including company presentations, conference call transcripts and company press releases, disclosed in 2009 and 2010. We are unable to confirm whether the information was prepared by a qualified reserves evaluator or auditor in accordance with the Canadian Oil & Gas Evaluation Handbook or by an independent engineer or geoscientist within the principles of the Society of Petroleum Engineers

TRIANGLE PETROLEUM CORPORATION

Rough Rider – Selected Offset Well Activity

#	Company	Well	Formation	IP Rate	Stages
1	BEXP	State 36-1 #1H	Bakken	3,807	30
2	BEXP	Jackson 35-34 #1H	Bakken	3,450	30
3	BEXP	Williston 25-36 #1H	Bakken	3,394	32
4	BEXP	Abelmann St. 21-16	Bakken	3,301	31
5	BEXP	Tjelde 29-32	Bakken	3,171	30
6	BEXP	Papineau Trust 17-20#1H	Bakken	3,042	29
7	AEZ	Ron Viall	Bakken	2,844	30
8	BEXP	Jack Erickson 6-31 #1H	Bakken	2,652	30
9	BEXP	Owan-Nehring 37-34 #1H	Bakken	2,513	30
10	BEXP	Mortenson 5-32	Bakken	2,314	23
11	BEXP	Strand 16-9-#1H	Bakken	2,264	26
12	BEXP	Brad Olson 9-16#1H	Bakken	2,112	28
13	BEXP	Figaro 29-32#1H	Bakken	1,895	19
14	BEXP	BCD Farms 16-21#1H	Bakken	1,776	28
15	BEXP	Kalil 25-36 #1H	Bakken	1,586	30
16	BEXP	Lee 16-21#1H	Bakken	1,554	28
17	BEXP	Olson 10-15-#1H	Bakken/TFS	1,433	20
18	NFX	Gladys 1-9#1H	Bakken	1,377	n/a
19	BEXP	Arnson 13-24	Bakken	1,339	30
20	Burlington	Shenandoah 34-36H	Bakken/TFS	1,272	n/a
21	CLR	Obert 1-13H	TFS	896	n/a
22	BEXP	Mrachek 15-22	Bakken	727	7
23	Panther	Wil E Coyote	TFS	486	n/a
			Average==>	2,139	

#	Company	Well	Formation	Status
24	CLR	Anseth	Bakken	Producing
25	EOG	Round Prairie 1-17H	Bakken	Producing
26	NFX	Chanel 1-33H	TFS	Producing
27	NFX	Heidi 1-4H	Bakken	Producing
28	NFX	Manta Ray	Bakken	Producing
29	Oasis	Angell 31-28H	Bakken	Producing
30	Zavana	Bobcat 25	Bakken	Producing
31	BEXP	Sukut 28-33	Bakken	Completing
32	BEXP	Abe 30-31	Bakken	Completing
33	BEXP	Owan 29-32	Bakken	Completing
34	BEXP	Sedlacek	Bakken/TPS	Completing
35	BEXP	Abe Owan 21-16	Bakken	Drilling
36	BEXP	Larsen 3-10	Bakken	Drilling
37	BEXP	Weisz 11-14	Bakken	Drilling
38	BEXP	Michael Owan 29-32	Bakken	Drilling
39	BTA	Paulson	Bakken	Drilling
40	CLR	Karl, Ricki, Lee	Bakken	Drilling
41	EOG	Mont	Bakken	Drilling
42	North Plains	Eide	Bakken	Drilling
43	Oasis	Vukl		Drilling
44	Oasis	Kjos	Bakken	Drilling
45	Zavanna	Gary	Bakken	Drilling
46	Zenergy	Stepanek	Bakken/TPS	Drilling
47	EOG	Hard Scrabble	Bakken/TPS	Permitted

Williams and McKenzie Counties, North Dakota



WILLIAMS
MCKENZIE
TPLM Acreage Position

TRIANGLE

Bakken Shale Well IRR Sensitivities

Economic assumptions are based on historical performance analysis of 231 horizontal wells(1) targeting the Bakken Shale formation

- At $60 NYMEX oil price, we expect to generate an IRR of 36% based on current well economic assumptions
- Current estimates using longer laterals provide significant upside if confirmed following initial well drilling results

Well Economic Assumptions	
Cost per Well (000's) (8/8th's)	$6,000
Reserves per Well (mboe)	500
Working Interest	33%
Net Revenue Interest	24%
Realized Price (NYMEX - Differential)	$50.00
LOE - $/bbl	$5.00
Production Taxes	10%
Discount Rate	10%
Initial Production (boepd)	820

Bakken Shale Well – IRR NYMEX Price Sensitivities and



IRR
Payback (mos)
225%
200%
175%
150%
125%
100%
75%
50%
25%
0%
40
35
30
25
20
15
10
5
0
$50.00
$60.00
$70.00
$80.00
$90.00
$100.00

(1) Data gathered from the North Dakota bureau of land management database

2010 Capital Plan

Capital spending will focus primarily on acquiring Bakken Shale acreage in 2010

- Actively seeking other leasing and acquisition opportunities in multiple areas prospective for Bakken Shale and Three Forks / Sanish formations
- Targeting exiting the year with 10,000 - 20,000 net acres in the Bakken Shale formation
- Initial well expected to commence drilling in 2H:10 and potentially up to three gross (1.25 net) wells by year end depending on rig availability
  - $6.0 million gross ($2.0 million net) budgeted for the first well
- 3-5 year lease terms provide flexibility to capital budget

2010 Capital Expenditures Allocation


Other; 1.0
Drilling; 2.0
Leasehold ; 10.0

Three Year Development Plan

	2010				2011				2012			
	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
Net Wells	0.00	0	0	0.25	1	1	1	1	2	2	2	3	3
Cum. Wells	0.00	0.00	0	0.25	1.25	2.25	3.25	4.25	6.25	8.25	10.25	13.25	16.25

Phase 1: Build Company & Team

Phase 2- Leasehold Acquisition

Opportunistic Non-Op

Phase 3: Development

Phase 1: Company & Team Assemblage

- Completed a management restructuring as part of a new strategic initiative focused on acquiring and developing acreage in onshore unconventional oil and gas basins in North America
- Announced a 2 year participation agreement with Slawson Exploration whereby we will acquire leasehold interest and Slawson will operate the wells on the respective acreage

Phase 2: Leasehold Acquisition

- Acquired 8,000 net acres in McKenzie and Williams Counties, North Dakota prospective for the Bakken Shale and Three Forks formations
- Expect to acquire approximately 30,000 net acres in the Bakken Shale formation over the next eighteen months

Phase 3: Development

- Expect to participate in first horizontal Bakken Shale well with the drilling of the XTO operated Roedeske-Federal #12-22H well in July 2010
- Multi year drilling program targeting approximately 50 gross (16 net wells) over the next three years

TRIANGLE PETROLEUM CORPORATION

Williston Takeaway Capacity



Statewide Daily Oil Production: North Dakota & Montana
Barrels of Oil Per Day
800,000
750,000
700,000
650,000
600,000
550,000
500,000
450,000
400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
Enbridge Portal Reversal Expansion
85,000 bopd increase
Keystone XL
200,000 bopd increase
NDIC Forecasted
Production increase
Enbridge Portal Line Reversal &
Butte Pipeline Expansion
52,000 bopd increase
EOG Railway Capacity
60,000 bopd
Pipeline Takeaway Capacity
Scheduled Pipeline Expansions
Existing Pipeline Take-Away
Capacity as of FEB 2010
ND Bakken
MT Bakken
ND Non-Bakken
MT Non-Bakken
Actual
Projected
Jan-01
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10
Jan-11
Jan-12
Jan-13
Jan-14
Sources: Historical Production - HPDI & NDIC; Pipeline - Enbridge; EOG Rail - EOG Qtrly Earnings Call

Source: Slide from CLR Investor Presentation (5-27-10)

TRIANGLE PETROLEUM CORPORATION

Nova Scotia Upside

Nova Scotia, Canada - Windsor Block (412,964 net acres)

We hold an 87% working interest in the Windsor Block, a largely under-explored land base in Nova Scotia with numerous conventional and unconventional shale gas formation targets

The Windsor Block contains numerous identified horizons including shallow conventional gas, shallow oil, and deeper shale resource play potential

- Currently seeking a partner to drill B-4-D exploration well targeting Horton Glass Sand horizon (115 bcf mean reserve and upside to 427 bcf)

Activity to date:

Recently completed a 5 well test program confirming the presence of a naturally fractured shale gas section with a large volume of absorbed gas

- 250 bcf/section expulsed gas – 440 bcf/section generated. Horton Group Shales – this is a world class resource

25 square mile 3D seismic shoot as well as 172 mile 2D seismic shoot support significant resource potential

Completed extensive geology, geophysics, geochemical, and reservoir engineering studies

Triangle Petroleum Current Leasehold



NEW BRUNSWICK
Fredericton
St. John
PRINCE EDWARD ISLAND
Antigonish
Sheet Harbour
NOVA SCOTIA
Yarmouth
Windsor Block
Maritimes & Northeast Pipeline
0
50
100

Nova Scotia Upside

- B-4-D prospect is a large 4-way closed structure with estimated mean reserve potential of 115 bcf
- Primary target is a Glass Sand horizon estimated to be between 70-230 ft. thick
- Estimated dry hole cost of $2.6 million
- Deeper sands offer additional mean potential upside of 129 bcf and fault closure 427 bcf, respectively

- Analogous geologic history to the McCully Field in adjacent basin in New Brunswick currently being developed by Corridor Resources
- 2009 proved and 3P reserves estimated at 106 bcf and 332 bcf, respectively (Reserve Engineer - GLJ Petroleum Consultants). Currently producing 25mmscfg/d
- Recently farmed out 50% interest to Apache for $125m commitment program (success case)

Horton Bluff – B-4-D Prospect


STRUCTURE (BCF) *
FAULT SEAL (BCF) *
UNITS 3-5 (BCF)*
P10 226 736 256
Mean 115 427 129
P90
P90 Structure
P10 Structure
Fault Seal

McCully Field Analog


Corridor

- The outline of the McCully producing area fits within the Windsor glass sand structure

Investment Considerations

Focused growth strategy in the Bakken Shale

- Targeting 30,000 net acres in known productive areas of the play by year-end 2011
  - Expect to control 10,000 – 20,000 net acres primarily in Williams and McKenzie Counties by year end 2010
  - Other acreage/production opportunities being pursued to rapidly expand business model

Strategic joint venture partners provide execution and near term development capabilities

- Slawson Exploration is the largest private operator in the Williston Basin, now has 6,000 net acres in JV
- Recently announced definitive purchase agreement to acquire 2,600 net acres with Kodiak Oil & Gas as operator

Industry activity has significantly de-risked planned drilling locations

- Initial wells are planned to be drilled nearby significant producing wells. Compelling economics
- Aim is to accelerate efficient conversion of acres to production/reserves

Management team in place to achieve strategic goals, turnaround complete

Additional upside with over 400,000 net acre position in Nova Scotia

- Currently marketing a farm-in opportunity to 115 – 427bcf structure, adjacent to McCully Field